Exhibit 99.1

VICI Properties Inc. Announces Commencement of
Exchange Offers and Consent Solicitations

New York, NY, September 13, 2021 – VICI Properties Inc. (NYSE: VICI) (the “Company”) announced that its wholly owned subsidiaries, VICI Properties L.P., a Delaware limited partnership (“VICI LP”), and VICI Note Co. Inc., a Delaware corporation (the “VICI Co-Issuer” and, together with VICI LP, the “VICI Issuers”), commenced private exchange offers to certain eligible holders (collectively, the “Exchange Offers”) for any and all outstanding:
•5.625% Senior Notes due May 1, 2024 issued by MGM Growth Properties Operating Partnership LP (the “MGP OP”) and MGP Finance Co-Issuer, Inc. (the “MGP Co-Issuer” and, together with the MGP OP, the “MGP Issuers”) (the “2024 MGP Notes”) for up to an aggregate principal amount of $1,050,000,000 of new 5.625% Senior Notes due May 1, 2024 issued by the VICI Issuers (the “2024 Exchange Notes”);
•4.625% Senior Notes due June 15, 2025 issued by the MGP Issuers (the “2025 MGP Notes”) for up to an aggregate principal amount of $800,000,000 of new 4.625% Senior Notes due June 15, 2025 issued by the VICI Issuers (the “2025 Exchange Notes”);
•4.500% Senior Notes due September 1, 2026 issued by the MGP Issuers (the “2026 MGP Notes”) for up to an aggregate principal amount of $500,000,000 of new 4.500% Senior Notes due September 1, 2026 issued by the VICI Issuers (the “2026 Exchange Notes”);
•5.750% Senior Notes due February 1, 2027 issued by the MGP Issuers (the “2027 MGP Notes”) for up to an aggregate principal amount of $750,000,000 of new 5.750% Senior Notes due February 1, 2027 issued by the VICI Issuers (the “2027 Exchange Notes”);
•4.500% Senior Notes due January 15, 2028 issued by the MGP Issuers (the “2028 MGP Notes”) for up to an aggregate principal amount of $350,000,000 of new 4.500% Senior Notes due January 15, 2028 issued by the VICI Issuers (the “2028 Exchange Notes”); and
•3.875% Senior Notes due February 15, 2029 issued by the MGP Issuers (the “2029 MGP Notes” and, collectively with the 2024 MGP Notes, the 2025 MGP Notes, the 2026 MGP Notes, the 2027 MGP Notes and the 2028 MGP Notes, the “MGP Notes”) for up to an aggregate principal amount of $750,000,000 of new 3.875% Senior Notes due February 15, 2029 issued by the VICI Issuers (the “2029 Exchange Notes” and, together with the 2024 Exchange Notes, the 2025 Exchange Notes, the 2026 Exchange Notes, the 2027 Exchange Notes and the 2028 Exchange Notes, the “VICI Exchange Notes”).
The Exchange Offers and Consent Solicitations (as defined herein) are being conducted in connection with, and are conditioned upon the completion of, the previously announced Mergers (as defined herein), which are currently expected to close in the first half of 2022, subject to customary closing conditions, regulatory approvals and approval by the stockholders of the Company. Pursuant to the Master Transaction Agreement, dated as of August 4, 2021, on or prior the closing date under the Master Transaction Agreement, the Company will contribute its interest in VICI LP to VICI Properties OP LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“New VICI Operating Company”), which will serve as a new operating company for the Company. Following the contribution transaction, MGM Growth Properties LLC (“MGP”) will merge with and into Venus Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of VICI LP (“REIT Merger Sub”), with REIT Merger Sub surviving the merger (the “REIT Merger”). Immediately following consummation of the REIT Merger, REIT Merger Sub will distribute the interests of the general partner of the MGP OP to VICI LP and, immediately following such distribution, REIT Merger Sub will merge with and into the MGP OP, with the MGP OP surviving the merger (together with the REIT Merger, the “Mergers”).

The following table sets forth the Exchange Consideration (as defined herein), Early Tender Premium (as defined herein) and Total Consideration (as defined herein) for each series of MGP Notes:

Title of Series of MGP Notes	CUSIPs	Maturity Date	Aggregate Principal Amount Outstanding	Consent Payment(1)	Exchange Consideration(2)	Early Tender Premium(3)	Total Consideration(4)
5.625% Senior Notes due 2024	55303WAA5 / 55303XAC9 / U5930AAA6	May 1, 2024	$1,050,000,000	$2.50 in cash	$970 principal amount of VICI 5.625% Senior Notes due 2024	$30 principal amount of VICI 5.625% Senior Notes due 2024	$1,000 principal amount of VICI 5.625% Senior Notes due 2024 and $2.50 in cash
4.625% Senior Notes due 2025	55303XAK1 / U5930BAD8	June 15, 2025	$800,000,000	$2.50 in cash	$970 principal amount of VICI 4.625% Senior Notes due 2025	$30 principal amount of VICI 4.625% Senior Notes due 2025	$1,000 principal amount of VICI 4.625% Senior Notes due 2025 and $2.50 in cash
4.500% Senior Notes due 2026	55303XAB1	September 1, 2026	$500,000,000	$2.50 in cash	$970 principal amount of VICI 4.500% Senior Notes due 2026	$30 principal amount of VICI 4.500% Senior Notes due 2026	$1,000 principal amount of VICI 4.500% Senior Notes due 2026 and $2.50 in cash
5.750% Senior Notes due 2027	55303XAG0 / 55303XAJ4 / U5930BAC0	February 1, 2027	$750,000,000	$2.50 in cash	$970 principal amount of VICI 5.750% Senior Notes due 2027	$30 principal amount of VICI 5.750% Senior Notes due 2027	$1,000 principal amount of VICI 5.750% Senior Notes due 2027 and $2.50 in cash
4.500% Senior Notes due 2028	55303XAD7 / 55303XAF2 / U5930BAB2	January 15, 2028	$350,000,000	$2.50 in cash	$970 principal amount of VICI 4.500% Senior Notes due 2028	$30 principal amount of VICI 4.500% Senior Notes due 2028	$1,000 principal amount of VICI 4.500% Senior Notes due 2028 and $2.50 in cash
3.875% Senior Notes due 2029	55303XAL9 / U5930BAE6	February 15, 2029	$750,000,000	$2.50 in cash	$970 principal amount of VICI 3.875% Senior Notes due 2029	$30 principal amount of VICI 3.875% Senior Notes due 2029	$1,000 principal amount of VICI 3.875% Senior Notes due 2029 and $2.50 in cash
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(1)On the Settlement Date (as defined herein), the Consent Payment (as defined herein) will be paid to each eligible holder that validly tendered and did not validly withdraw MGP Notes at or prior to the Early Tender Date (as defined herein), even if such person is no longer the beneficial owner of such MGP Notes on the Expiration Date (as defined herein).
(2)For each $1,000 principal amount of MGP Notes accepted for exchange. If, at the Early Tender Date, the Requisite Consent Trigger (as defined herein) has been satisfied, then the Exchange Consideration for each $1,000 principal amount of MGP Notes tendered after the Early Tender Date and not validly withdrawn at or prior to the Expiration Date will equal $1,000 principal amount of the applicable series of VICI Exchange Notes.
(3)For each $1,000 principal amount of MGP Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date. On the Settlement Date, the Early Tender Premium will be paid to the eligible holder who is a beneficial owner of the MGP Notes at the Expiration Date, and who validly tendered such MGP Notes at or prior to the Early Tender Date and did not validly withdraw such MGP Notes at or prior to the Expiration Date.
(4)For each $1,000 principal amount of MGP Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date. Includes the Consent Payment and the Early Tender Premium.

Concurrently with the Exchange Offers, the VICI Issuers are soliciting consents with respect to each series of MGP Notes (collectively, the “Consent Solicitations”) to eliminate or modify certain of the covenants, restrictions, provisions and events of default (the “Proposed Amendments”) in each of the indentures governing the MGP Notes (the “MGP Indentures”). The Proposed Amendments with respect to each series of the MGP Notes are identical and require the consent of the holders of not less than a majority in principal amount of such series of the MGP Notes outstanding (for each applicable series of MGP Notes, the “Requisite Consent Trigger”). If the requisite consents with respect to any MGP Indenture have been received, the MGP Issuers, the subsidiary guarantors party to such MGP Indenture and the trustee with respect to such series of MGP Notes will execute and deliver a supplemental indenture to such MGP Indenture relating to the Proposed Amendments, which will be effective upon execution but will only become operative upon the settlement date (the “Settlement Date”) of the applicable Exchange Offer.

The VICI Issuers may complete any Exchange Offer even if valid consents sufficient to effect the Proposed Amendments to the corresponding MGP Indenture are not received. Any waiver of a condition by the VICI Issuers with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. Any amendment of the terms of an Exchange Offer by the VICI Issuers will automatically amend such terms with respect to the corresponding Consent Solicitation unless expressly stated otherwise.
The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum, dated September 13, 2021, and are conditioned upon the closing of the Mergers, which condition may not be waived by the VICI Issuers, and certain other conditions that may be waived by the VICI Issuers. Each Exchange Offer and each Consent Solicitation will expire at 5:00 p.m., New York City time, on October 12, 2021, unless extended or terminated (such date and time with respect to an Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”).
For each $1,000 principal amount of MGP Notes validly tendered (and not validly withdrawn) at or prior to 5:00 p.m., New York City time, on September 24, 2021 (such date and time, as the same may be extended, the “Early Tender Date”), eligible holders of MGP Notes will be eligible to receive the total consideration set out in the table above (the “Total Consideration”), which includes a consent payment of $2.50 in cash (the “Consent Payment”) and an early tender premium, payable in VICI Exchange Notes, equal to $30.00 (the “Early Tender Premium”). To be eligible to receive the Total Consideration, eligible holders must (i) validly tender (and not validly withdraw) their MGP Notes at or prior to the Early Tender Date, (ii) validly deliver (and not validly revoke) their related consent in the applicable Consent Solicitation at or prior to the Early Tender Date and (iii) beneficially own such MGP Notes at the Expiration Date.
For each $1,000 principal amount of MGP Notes validly tendered after the Early Tender Date but at or prior to the Expiration Date, eligible holders of MGP Notes will be eligible to receive (i) $970 principal amount of the applicable series of VICI Exchange Notes if the Requisite Consent Trigger for that series of MGP Notes was not satisfied at the Early Tender Date or (ii) if, at the Early Tender Date, the Requisite Consent Trigger for the applicable series of MGP Notes has been satisfied, $1,000 principal amount of such series of VICI Exchange Notes ((i) and (ii), as applicable, the “Exchange Consideration”). An eligible holder that validly tenders MGP Notes and delivers (and does not validly revoke) a consent prior to the Early Tender Date, but withdraws such MGP Notes after the Early Tender Date but prior to the Expiration Date, will receive the Consent Payment, even if such eligible holder is no longer the beneficial owner of such MGP Notes at the Expiration Date.
Tenders of MGP Notes may be withdrawn at any time prior to the Expiration Date; however the related consent delivered by such eligible holder may not be withdrawn after the earlier of (i) 5:00 p.m., New York City time, on the Early Tender Date and (ii) the date the applicable supplemental indenture to the applicable MGP Indenture implementing the Proposed Amendments is executed (the earlier of (i) and (ii), the “Consent Revocation Deadline”), except in certain limited circumstances. A valid withdrawal of tendered MGP Notes prior to the applicable Consent Revocation Deadline will also constitute the revocation of the related consent to the Proposed Amendments to the applicable MGP Indenture. Tendered MGP Notes may be withdrawn at any time before the Expiration Date; however, a valid withdrawal of tendered MGP Notes before the Expiration Date but after the applicable Consent Revocation Deadline will not be deemed a revocation of the related consent and such consent will continue to be deemed delivered.
No accrued and unpaid interest is payable upon acceptance of any MGP Notes in the Exchange Offers and Consent Solicitations. The first interest payment on any VICI Exchange Notes will include the accrued and unpaid interest on the MGP Notes tendered in exchange therefor, such that a tendering eligible holder will receive the same interest payment it would have received had its MGP Notes not been tendered in the Exchange Offers and Consent Solicitations; provided, that interest will only accrue with respect to the aggregate principal amount of VICI Exchange Notes an eligible holder receives, which will be less than the principal amount of corresponding MGP Notes tendered for exchange if such eligible holder tenders (and does not subsequently withdraw) its MGP Notes after the Early Tender Date and the Requisite Consent Trigger for such series of MGP Existing Notes has not been satisfied.
The VICI Exchange Notes will be the general, unsecured senior obligations of the VICI Issuers and will rank equally in right of payment with all of the VICI Issuers’ existing and future unsecured senior indebtedness.
Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of MGP Notes who properly complete and return an eligibility certification confirming that they are either a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or not a “U.S. person” and outside the United States under Regulation S under the Securities Act for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the offering memorandum, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, by telephone at (800) 820-2415 (U.S. toll-free) or (212) 269-5550 (banks and brokers), or by email at vici@dfking.com. The eligibility certification may be completed at www.dfking.com/vici or is also available by contacting D.F. King & Co., Inc. at the information above.
The VICI Exchange Notes have not been, and are not expected to be, registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the offering memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.
About VICI Properties
VICI Properties Inc. is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace. VICI Properties’ national, geographically diverse portfolio consists of 28 gaming facilities comprising over 47 million square feet and features approximately 17,800 hotel rooms and more than 200 restaurants, bars, nightclubs and sportsbooks. Its properties are leased to industry leading gaming and hospitality operators, including Caesars Entertainment, Inc., Century Casinos, Inc., the Eastern Band of Cherokee Indians, Hard Rock International Inc., JACK Entertainment LLC and Penn National Gaming, Inc. VICI Properties also has an investment in the Chelsea Piers, New York facility and owns four championship golf courses and 34 acres of undeveloped land adjacent to the Las Vegas Strip. VICI Properties’ strategy is to create the nation’s highest quality and most productive experiential real estate portfolio.
Forward Looking Statements
This press release contains certain forward-looking statements with respect to the Exchange Offers and Consent Solicitations and the Mergers described herein, including statements regarding the anticipated benefits of such transactions and the anticipated timing of such transactions. These forward-looking statements generally are identified by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.
Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the Company’s, MGM Growth Properties LLC’s (“MGP”) and each company’s respective tenants’ financial condition, results of operations, cash flows and performance. The extent to which the COVID-19 pandemic continues to adversely affect each company’s tenants, and ultimately impacts each company’s business, financial condition, results of operations, cash flows and performance depends on future developments which cannot be predicted with confidence. Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that the Company stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline, (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction, (iii) the risk that MGP’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (iv) unexpected costs or liabilities relating to the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or MGP or their respective directors or officers and the resulting expense or delay, (vi) the risk that disruptions caused by or relating to the proposed transaction will harm the Company’s or MGP’s business, including current plans and operations, (vii) the ability of the Company or MGP to retain and hire key personnel, (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction, (ix) risks relating to the market value of the Company’s common stock to be issued in the proposed transaction, (x) risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets, (xii) general economic and market developments and conditions, (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact the Company’s or MGP’s ability to pursue certain business opportunities or strategic transactions, (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes, and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company gives no assurance that it will achieve its expectations.
Additional Information and Where to Find It
In connection with the Mergers, the Company filed with the SEC a registration statement on Form S-4 that includes a proxy statement of the Company and that also constitutes a prospectus of the Company and information statement of MGP. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS.
Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting VICI Properties Investor Relations at Investors@viciproperties.com or (646) 949-4631. Investors and security holders may obtain free copies of the documents filed with the SEC by MGP by contacting MGP Investor Relations at IR@mgmgrowthproperties.com or (702) 669-1470.
Investor Contacts:

Investors@viciproperties.com
(646) 949-4631

Or

David Kieske
EVP, Chief Financial Officer
DKieske@viciproperties.com

Danny Valoy
Vice President, Finance
DValoy@viciproperties.com